Schedule of Investments PIMCO Income Strategy Fund II	April 30, 2019 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 127.0% ¤

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.4%

Advanz Pharma Corp. 7.984% (LIBOR03M + 5.500%) due 09/06/2024 ~	$5,086	$4,777
Alphabet Holding Co., Inc. 5.983% (LIBOR03M + 3.500%) due 09/26/2024 ~	99	92
Altice France S.A. 6.473% (LIBOR03M + 4.000%) due 08/14/2026 ~	299	294
Avantor, Inc. 6.233% (LIBOR03M + 3.750%) due 11/21/2024 ~	47	47
Bausch Health Cos., Inc. 5.224% (LIBOR03M + 2.750%) due 11/27/2025 ~	114	114
CenturyLink, Inc. 5.233% (LIBOR03M + 2.750%) due 01/31/2025 ~	347	346
CityCenter Holdings LLC 4.733% (LIBOR03M + 2.250%) due 04/18/2024 ~	249	249
CommScope, Inc. 5.733% (LIBOR03M + 3.250%) due 04/06/2026 ~	100	101
Diamond Resorts Corp. 6.233% (LIBOR03M + 3.750%) due 09/02/2023 ~	341	325
Dubai World 1.750% (LIBOR03M + 2.000%) due 09/30/2022 ~	500	470
Envision Healthcare Corp. 6.233% (LIBOR03M + 3.750%) due 10/10/2025 ~	499	483
Financial & Risk U.S. Holdings, Inc. 6.233% (LIBOR03M + 3.750%) due 10/01/2025 ~	698	692
Forbes Energy Services LLC 5.000% - 9.000% due 04/13/2021	382	382
Forest City Enterprises, L.P. 6.483% (LIBOR03M + 4.000%) due 12/07/2025 ~	100	101
FrontDoor, Inc. 5.000% (LIBOR03M + 2.500%) due 08/14/2025 ~«	20	20
Frontier Communications Corp. 6.240% (LIBOR03M + 3.750%) due 06/15/2024 ~	591	578
Gray Television, Inc. 4.977% (LIBOR03M + 2.500%) due 01/02/2026 ~	100	100
iHeartCommunications, Inc.
TBD% due 07/30/2019 ^(e)	620	460
TBD% due 01/30/2020	12,401	9,234
IRB Holding Corp. 5.723% (LIBOR03M + 3.250%) due 02/05/2025 ~	955	954
McDermott Technology Americas, Inc. 7.483% (LIBOR03M + 5.000%) due 05/12/2025 ~	1,048	1,039
Messer Industrie GmbH 5.101% (LIBOR03M + 2.500%) due 03/01/2026 ~	110	110
MH Sub LLC 6.227% (LIBOR03M + 3.750%) due 09/13/2024 ~	118	118
Ministry of Finance of Tanzania 7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	100	100
Multi Color Corp. 4.483% (LIBOR03M + 2.000%) due 10/31/2024 ~	17	17
NCI Building Systems, Inc. 6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~	40	39
Neiman Marcus Group Ltd. LLC 5.724% - 5.836% (LIBOR03M + 3.250%) due 10/25/2020 ~	6,415	5,964
Pacific Gas & Electric Co. 7.500% due 02/22/2049 ^« (e)	100	95
Panther BF Aggregator LP TBD% due 04/30/2026 «	70	70
Parexel International Corp. 5.233% (LIBOR03M + 2.750%) due 09/27/2024 ~	99	97
PetSmart, Inc. 6.730% (LIBOR03M + 4.250%) due 03/11/2022 ~	178	172
Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~	226	224
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~	90	88
Starfruit Finco BV 5.729% (LIBOR03M + 3.250%) due 10/01/2025 ~	200	200
Syniverse Holdings, Inc. 7.473% (LIBOR03M + 5.000%) due 03/09/2023 ~	3,913	3,728
Univision Communications, Inc. 5.233% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,723	2,626
West Corp. 6.629% (LIBOR03M + 4.000%) due 10/10/2024 ~	41	40
Westmoreland Coal Co.
TBD% due 03/15/2029	3,088	2,903

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

Westmoreland Mining Holdings LLC 10.861% (LIBOR03M + 8.250%) due 03/15/2022 ~«		1,580	1,596
Total Loan Participations and Assignments (Cost $43,503)			39,045

CORPORATE BONDS & NOTES 56.9%

BANKING & FINANCE 25.7%

AGFC Capital Trust 4.347% (US0003M + 1.750%) due 01/15/2067 ~		1,800	990
Ally Financial, Inc. 8.000% due 11/01/2031		1,445	1,844
Ambac LSNI LLC 7.592% due 02/12/2023 •		547	554
Ardonagh Midco PLC
8.375% due 07/15/2023 (n)	GBP	10,828	11,882
8.625% due 07/15/2023		$200	167
Athene Holding Ltd. 4.125% due 01/12/2028		54	52
Avolon Holdings Funding Ltd. 5.500% due 01/15/2023		154	162
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		49	50
5.000% due 04/20/2048		74	74
Banco Bilbao Vizcaya Argentaria S.A. 6.750% due 02/18/2020 •(j)(k)	EUR	1,600	1,858
Banco Santander S.A. 6.250% due 09/11/2021 •(j)(k)		500	588
Bank of Ireland 7.375% due 06/18/2020 •(j)(k)(n)		200	238
Barclays Bank PLC 7.625% due 11/21/2022 (k)		$4,400	4,804
Barclays PLC
3.250% due 01/17/2033	GBP	200	249
6.500% due 09/15/2019 •(j)(k)	EUR	3,200	3,654
7.750% due 09/15/2023 •(j)(k)		$1,000	1,034
7.875% due 09/15/2022 •(j)(k)	GBP	415	584
8.000% due 12/15/2020 •(j)(k)	EUR	4,100	5,007
8.000% due 06/15/2024 •(j)(k)		$400	422
Blackstone CQP Holdco LP
6.000% due 08/18/2021		900	900
6.500% due 03/20/2021		5,000	5,025
Brighthouse Holdings LLC 6.500% due 07/27/2037 Ø(j)		70	66
Brookfield Finance, Inc.
3.900% due 01/25/2028		90	88
4.700% due 09/20/2047 (n)		200	195
Cantor Fitzgerald LP
4.875% due 05/01/2024		31	31
6.500% due 06/17/2022 (n)		8,500	9,091
CBL & Associates LP 5.950% due 12/15/2026 (n)		2,316	1,639
Credit Agricole S.A. 7.875% due 01/23/2024 •(j)(k)		500	544
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	210
7.500% due 12/11/2023 •(j)(k)		7,243	7,776
Emerald Bay S.A. 0.000% due 10/08/2020 (h)	EUR	1,873	2,009
Flagstar Bancorp, Inc. 6.125% due 07/15/2021		$3,500	3,672
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		265	272
6.750% due 03/15/2022		482	496
GLP Capital LP 5.250% due 06/01/2025		20	21
Greystar Real Estate Partners LLC 5.750% due 12/01/2025		51	51
GSPA Monetization Trust 6.422% due 10/09/2029		3,449	3,951
HSBC Bank PLC 6.330% due 05/23/2023		5,900	6,136
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)(n)	GBP	200	274
6.000% due 09/29/2023 •(j)(k)(n)	EUR	3,530	4,514
6.500% due 03/23/2028 •(j)(k)		$500	509
Hunt Cos., Inc. 6.250% due 02/15/2026		26	25
iStar, Inc.
4.625% due 09/15/2020		14	14
5.250% due 09/15/2022		20	20
Jefferies Finance LLC
6.875% due 04/15/2022 (n)		6,850	6,987
7.375% due 04/01/2020		2,890	2,898
7.500% due 04/15/2021		347	356

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

Kennedy-Wilson, Inc. 5.875% due 04/01/2024		68	69
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		300	312
7.625% due 06/27/2023 •(j)(k)	GBP	2,300	3,249
7.875% due 06/27/2029 •(j)(k)		250	368
LoanCore Capital Markets LLC 6.875% due 06/01/2020		$200	200
Nationstar Mortgage LLC 6.500% due 07/01/2021		730	733
Navient Corp.
5.625% due 08/01/2033		48	39
6.500% due 06/15/2022		80	84
Newmark Group, Inc. 6.125% due 11/15/2023		30	32
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		1,616	1,675
Provident Funding Associates LP 6.375% due 06/15/2025		26	24
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		3,080	3,176
8.000% due 08/10/2025 •(j)(k)(n)		5,190	5,664
8.625% due 08/15/2021 •(j)(k)		2,700	2,909
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	2,025	2,761
7.375% due 06/24/2022 •(j)(k)		4,100	5,696
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		$200	194
7.375% due 10/04/2023 •(j)(k)		600	611
Spirit Realty LP 4.450% due 09/15/2026 (n)		1,500	1,491
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,249
6.875% due 03/15/2025		104	112
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,322	6,760
6.052% due 10/13/2039		2,492	4,081
TP ICAP PLC 5.250% due 01/26/2024		2,980	4,001
UniCredit SpA 7.830% due 12/04/2023 (n)		$4,160	4,672
Unigel Luxembourg S.A. 10.500% due 01/22/2024		570	615
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,425	4,969
6.542% due 03/30/2021		662	908
Voyager Aviation Holdings LLC 8.500% due 08/15/2021		$7,450	7,697
WeWork Cos., Inc. 7.875% due 05/01/2025		74	74
			156,408

INDUSTRIALS 22.3%

Adient U.S. LLC 7.000% due 05/15/2026 (c)		38	39
Air Canada Pass-Through Trust 3.700% due 07/15/2027		23	22
Altice Financing S.A.
6.625% due 02/15/2023		700	719
7.500% due 05/15/2026		3,200	3,256
Altice France S.A. 7.375% due 05/01/2026 (n)		5,564	5,651
Associated Materials LLC 9.000% due 01/01/2024		788	745
Baffinland Iron Mines Corp. 8.750% due 07/15/2026		1,300	1,318
Bausch Health Americas, Inc. 8.500% due 01/31/2027		38	41
Bombardier, Inc. 7.875% due 04/15/2027		214	216
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		5,786	5,945
9.250% due 02/15/2024		3,880	4,186
Cleveland-Cliffs, Inc. 4.875% due 01/15/2024		34	34
Co-operative Group Holdings Ltd. 7.500% due 07/08/2026 Ø	GBP	338	497
CommScope, Inc. 5.500% due 03/01/2024		$85	89
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		3,603	3,567
6.250% due 03/31/2023 (n)		7,908	7,730
8.000% due 03/15/2026		410	400
8.625% due 01/15/2024		846	861

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

DAE Funding LLC
5.250% due 11/15/2021		276	285
5.750% due 11/15/2023		276	290
Dell International LLC 6.020% due 06/15/2026 (n)		2,534	2,747
Diamond Resorts International, Inc.
7.750% due 09/01/2023		786	783
10.750% due 09/01/2024		2,500	2,362
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021		1,670	1,703
Entercom Media Corp. 6.500% due 05/01/2027		31	32
Envision Healthcare Corp. 8.750% due 10/15/2026 (n)		2,356	2,226
Exela Intermediate LLC 10.000% due 07/15/2023		120	121
Ferroglobe PLC 9.375% due 03/01/2022		1,500	1,350
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,376
6.875% due 03/01/2026		1,600	1,496
7.000% due 02/15/2021		160	163
Ford Motor Co. 7.700% due 05/15/2097 (n)		9,770	10,942
Fresh Market, Inc. 9.750% due 05/01/2023 (n)		7,590	5,857
Frontier Finance PLC 8.000% due 03/23/2022	GBP	4,600	6,251
Full House Resorts, Inc. 8.575% due 01/31/2024 «		$295	295
General Electric Co.
5.000% due 01/21/2021 •(j)		286	271
5.550% due 01/05/2026 (n)		276	299
5.875% due 01/14/2038		22	24
6.150% due 08/07/2037		6	7
6.875% due 01/10/2039		9	11
HCA, Inc. 7.500% due 11/15/2095		1,200	1,236
Huntsman International LLC 4.500% due 05/01/2029		46	46
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		1,743	1,299
9.000% due 03/01/2021 ^(e)		3,383	2,520
9.000% due 09/15/2022 ^(e)		3,612	2,709
Intelsat Connect Finance S.A. 9.500% due 02/15/2023		52	48
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		11	12
8.500% due 10/15/2024		217	215
9.750% due 07/15/2025		120	124
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,892	6,444
8.125% due 06/01/2023		7,535	5,736
Kinder Morgan, Inc. 7.800% due 08/01/2031 (n)		3,500	4,556
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		50	36
Melco Resorts Finance Ltd. 5.250% due 04/26/2026		1,100	1,099
Metinvest BV 8.500% due 04/23/2026		480	473
Micron Technology, Inc. 5.327% due 02/06/2029		156	161
Netflix, Inc.
3.875% due 11/15/2029	EUR	634	730
4.625% due 05/15/2029		200	245
5.375% due 11/15/2029		$102	104
New Albertson's LP 6.570% due 02/23/2028		6,800	5,168
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/30/2019 (h)(j)		401	4
0.000% due 05/31/2019 (h)(j)		700	7
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022		350	346
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		122	127
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		146	148
5.500% due 02/15/2024		20	21
Petroleos Mexicanos
4.875% due 02/21/2028	EUR	1,118	1,287
6.500% due 03/13/2027		$1,790	1,818
6.750% due 09/21/2047		50	46
PetSmart, Inc. 5.875% due 06/01/2025		112	102

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

Platin GmbH 6.875% due 06/15/2023	EUR	400	447
Prime Security Services Borrower LLC 9.250% due 05/15/2023		$465	491
QVC, Inc. 5.950% due 03/15/2043		4,515	4,191
Radiate Holdco LLC 6.875% due 02/15/2023		70	70
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026	EUR	200	227
Rockpoint Gas Storage Canada Ltd. 7.000% due 03/31/2023		$8	8
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	1,300	2,068
Sands China Ltd.
4.600% due 08/08/2023		$200	207
5.125% due 08/08/2025		200	211
5.400% due 08/08/2028		2,181	2,313
SoftBank Group Corp. 4.000% due 04/20/2023	EUR	3,980	4,811
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		$1,909	1,971
Spirit Issuer PLC
3.533% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,282
3.608% due 03/28/2025 ~		450	587
Staples, Inc.
7.500% due 04/15/2026		$130	131
10.750% due 04/15/2027		62	63
T-Mobile USA, Inc. 4.750% due 02/01/2028		20	20
Telenet Finance Luxembourg Notes SARL 5.500% due 03/01/2028		200	199
Teva Pharmaceutical Finance Netherlands BV 3.250% due 04/15/2022 (n)	EUR	300	350
Topaz Solar Farms LLC
4.875% due 09/30/2039		$143	141
5.750% due 09/30/2039		1,006	1,056
Transocean Pontus Ltd. 6.125% due 08/01/2025		144	149
Triumph Group, Inc.
4.875% due 04/01/2021		111	110
5.250% due 06/01/2022		25	25
United Group BV
4.375% due 07/01/2022	EUR	100	115
4.875% due 07/01/2024		100	116
Univision Communications, Inc.
5.125% due 05/15/2023		$95	92
5.125% due 02/15/2025		516	487
Vale Overseas Ltd.
6.250% due 08/10/2026		167	183
6.875% due 11/21/2036		53	62
6.875% due 11/10/2039		41	48
ViaSat, Inc.
5.625% due 09/15/2025		94	94
5.625% due 04/15/2027		60	61
VOC Escrow Ltd. 5.000% due 02/15/2028		55	55
Wind Tre SpA
2.625% due 01/20/2023	EUR	300	329
2.750% due 01/20/2024 •		400	431
3.125% due 01/20/2025 (n)		200	215
Wyndham Destinations, Inc.
3.900% due 03/01/2023		$74	73
4.250% due 03/01/2022		6	6
5.400% due 04/01/2024		10	10
5.750% due 04/01/2027		860	868
			135,447
UTILITIES 8.9%

AT&T, Inc. 4.900% due 08/15/2037		56	58
DTEK Finance PLC (10.750% Cash or 10.750% PIK) 10.750% due 12/31/2024 (d)		2,841	2,783
Frontier Communications Corp. 8.000% due 04/01/2027		106	110
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (n)		9,600	10,331
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	13,581
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021		96	95
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 (d)		222	142
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022		1,711	1,638

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 (d)		6,673	1,718
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		310	291
2.950% due 03/01/2026 ^(e)		438	396
3.250% due 09/15/2021 ^(e)		96	91
3.250% due 06/15/2023 ^(e)		630	594
3.300% due 03/15/2027 ^(e)		192	176
3.300% due 12/01/2027 ^(e)		2,300	2,096
3.400% due 08/15/2024 ^(e)		394	370
3.500% due 10/01/2020 ^(e)(n)		1,177	1,124
3.500% due 06/15/2025 ^(e)		381	358
3.750% due 02/15/2024 ^(e)		174	165
3.750% due 08/15/2042 ^(e)		22	19
3.850% due 11/15/2023 ^(e)		67	64
4.000% due 12/01/2046 ^(e)		8	7
4.250% due 05/15/2021 ^(e)(n)		1,117	1,075
4.250% due 08/01/2023 ^(e)		1,193	1,156
4.300% due 03/15/2045 ^(e)		27	25
4.500% due 12/15/2041 ^(e)		22	20
4.600% due 06/15/2043 ^(e)		18	17
4.650% due 08/01/2028 ^(e)		1,055	1,026
4.750% due 02/15/2044 ^(e)		779	738
5.125% due 11/15/2043 ^(e)		875	842
5.400% due 01/15/2040 ^(e)		18	18
5.800% due 03/01/2037 ^(e)		3,481	3,533
6.050% due 03/01/2034 ^(e)		2,052	2,139
6.250% due 03/01/2039 ^(e)		631	653
6.350% due 02/15/2038 ^(e)		825	864
Petrobras Global Finance BV
5.750% due 02/01/2029		244	245
5.999% due 01/27/2028		1,314	1,348
6.625% due 01/16/2034	GBP	100	142
7.375% due 01/17/2027		$772	862
Rio Oil Finance Trust
8.200% due 04/06/2028		250	275
9.250% due 07/06/2024		2,277	2,505
9.750% due 01/06/2027		550	619
Southern California Edison Co.
3.650% due 03/01/2028		5	5
5.750% due 04/01/2035		10	11
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		24	27
Transocean Poseidon Ltd. 6.875% due 02/01/2027		114	122
			54,476
Total Corporate Bonds & Notes (Cost $337,532)			346,331

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp. 5.000% due 10/01/2024		1,066	1,581
DISH Network Corp. 3.375% due 08/15/2026		3,400	3,127
Total Convertible Bonds & Notes (Cost $5,389)			4,708

MUNICIPAL BONDS & NOTES 7.7%

CALIFORNIA 1.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010 7.500% due 10/01/2030		1,200	1,282
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009 8.406% due 08/01/2039		1,650	2,444
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009 7.942% due 10/01/2038		3,500	3,577
			7,303
ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042		56	62
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	38
7.350% due 07/01/2035		20	23

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	280	275
		398
OHIO 3.9%

Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111	21,000	23,465

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	820	768

WEST VIRGINIA 2.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	2,873
7.467% due 06/01/2047	12,035	11,946
		14,819
Total Municipal Bonds & Notes (Cost $38,746)		46,753

U.S. GOVERNMENT AGENCIES 2.9%

Fannie Mae
3.500% due 02/25/2042 (a)	814	94
3.773% due 01/25/2040 •(a)	303	44
4.500% due 11/25/2042 (a)	2,153	334
Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,583	5,821
0.100% due 02/25/2046 (a)	80,011	107
3.000% due 02/15/2033 (a)	1,803	185
3.500% due 12/15/2032 (a)	3,063	431
4.608% due 11/25/2055 «~	8,580	5,201
5.329% due 09/15/2035 •	776	878
10.027% due 12/25/2027 •	2,886	3,505
13.227% due 03/25/2025 •	725	984
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	645	85
4.000% due 10/16/2042 - 10/20/2042 (a)	400	57
Total U.S. Government Agencies (Cost $16,795)		17,726

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.2%

Banc of America Alternative Loan Trust 6.000% due 01/25/2036 ^	96	94
Banc of America Funding Corp. 6.000% due 01/25/2037	5,611	5,321
Banc of America Funding Trust 4.675% due 01/20/2047 ^~	1,025	990
BCAP LLC Trust
0.000% due 06/26/2036 ~	286	144
3.788% due 08/28/2037 ~	7,331	7,199
3.832% due 08/26/2037 ~	13,587	10,534
3.880% due 07/26/2037 ~	8,793	8,034
4.794% due 09/26/2036 ~	5,167	5,252
4.920% due 03/26/2037 Ø	788	866
5.750% due 12/26/2035 ~	3,647	3,366
6.250% due 11/26/2036	4,029	3,487
7.698% due 05/26/2037 ~	1,373	560
Bear Stearns ALT-A Trust
2.977% due 01/25/2036 ^•	1,221	1,265
3.996% due 11/25/2036 ^~	403	338
4.066% due 09/25/2047 ^~	5,835	4,717
4.236% due 09/25/2035 ^~	543	455
4.410% due 11/25/2035 ~	6,203	5,379
CD Commercial Mortgage Trust 5.688% due 10/15/2048	1,955	1,143
Chase Mortgage Finance Trust
4.274% due 12/25/2035 ^~	8	7
5.500% due 05/25/2036 ^	21	17
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	113	114
6.000% due 09/25/2037	1,072	1,137
Commercial Mortgage Loan Trust 6.238% due 12/10/2049 ~	1,976	1,289
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,403	1,948
6.000% due 08/25/2037 ^~	1,084	828
Countrywide Alternative Loan Trust
4.602% due 04/25/2036 ^~	1,218	1,140
5.500% due 03/25/2035	292	214
5.500% due 01/25/2036	566	505
5.750% due 01/25/2035	293	297
5.750% due 02/25/2035	355	340
5.750% due 12/25/2036 ^	793	551

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

6.000% due 02/25/2035		391	380
6.000% due 04/25/2036		521	353
6.000% due 04/25/2037 ^		1,793	1,266
6.250% due 11/25/2036 ^		745	658
6.250% due 12/25/2036 ^•		577	425
6.500% due 08/25/2036 ^		484	301
Countrywide Home Loan Mortgage Pass-Through Trust
3.057% due 03/25/2035 ^•		4,478	3,828
6.000% due 07/25/2037		1,657	1,233
6.250% due 09/25/2036 ^		568	429
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates 6.000% due 11/25/2035 ^		422	350
Credit Suisse Mortgage Capital Certificates 4.305% due 10/26/2036 ~		7,152	5,039
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^		156	120
Epic Drummond Ltd. 0.000% due 01/25/2022 •	EUR	137	152
First Horizon Mortgage Pass-Through Trust
4.875% due 11/25/2035 ^~		$193	173
4.881% due 05/25/2037 ^~		300	243
GS Mortgage Securities Trust 5.622% due 11/10/2039		972	838
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		3,507	2,058
JPMorgan Alternative Loan Trust
3.883% due 03/25/2037 ^~		975	942
4.250% due 05/25/2036 ^~		1,636	1,244
4.334% due 03/25/2036 ^~		1,789	1,627
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		1,086	838
JPMorgan Mortgage Trust
4.344% due 02/25/2036 ^~		314	264
4.443% due 10/25/2035 ~		227	222
6.500% due 09/25/2035		104	100
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		827	607
5.562% due 02/15/2040 ~		418	254
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		816	770
6.500% due 09/25/2037 ^		2,123	1,257
Lehman XS Trust 2.697% due 06/25/2047 •		1,876	1,675
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^		474	287
Merrill Lynch Mortgage Investors Trust 4.348% due 03/25/2036 ^~		1,805	1,313
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^Ø		12	9
Residential Accredit Loans, Inc. Trust
5.280% due 12/26/2034 ^~		873	628
6.000% due 08/25/2036 ^		317	292
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		1,066	747
6.000% due 07/25/2037 ^		1,472	956
6.250% due 09/25/2037 ^		2,697	1,691
Residential Funding Mortgage Securities, Inc. Trust
4.689% due 09/25/2035 ~		625	500
5.187% due 08/25/2036 ^~		958	902
Structured Adjustable Rate Mortgage Loan Trust
4.188% due 07/25/2036 ^~		409	318
4.254% due 01/25/2036 ^~		2,171	1,631
4.283% due 11/25/2036 ^~		2,240	2,142
SunTrust Adjustable Rate Mortgage Loan Trust 4.700% due 02/25/2037 ^~		245	232
WaMu Mortgage Pass-Through Certificates Trust
3.811% due 05/25/2037 ^~		1,291	1,249
3.841% due 10/25/2036 ^~		816	750
3.866% due 02/25/2037 ^~		543	523
3.947% due 07/25/2037 ^~		921	867
Wells Fargo Mortgage-Backed Securities Trust
5.178% due 07/25/2036 ^~		223	225
5.750% due 03/25/2037 ^		208	202
Total Non-Agency Mortgage-Backed Securities (Cost $101,094)			110,641

ASSET-BACKED SECURITIES 19.1%

Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,593
Airspeed Ltd. 2.743% due 06/15/2032 •		$318	314
Apidos CLO
0.000% due 07/22/2026 «~		1,500	0
0.000% due 01/20/2031 ~		4,500	3,821
Argent Securities Trust 2.667% due 03/25/2036 •		3,746	2,375

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

Avoca CLO DAC 0.000% due 07/15/2032 ~(c)	EUR	2,230	2,292
Bear Stearns Asset-Backed Securities Trust
2.617% due 10/25/2036 ^•		$4,307	4,785
6.500% due 10/25/2036 ^		346	261
Belle Haven ABS CDO Ltd. 2.848% due 07/05/2046 •		180,259	397
Chrysler Capital Auto Receivables Trust 0.000% due 01/16/2023 «(h)		7	3,352
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	1,320
0.000% due 10/22/2031 ~		1,500	802
Citigroup Mortgage Loan Trust
2.627% due 12/25/2036 •		15,119	7,928
2.637% due 12/25/2036 •		3,875	2,634
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	2,609
3.600% due 11/27/2028		1,062	1,193
4.500% due 11/27/2028		929	1,043
6.200% due 11/27/2028		1,150	1,292
Countrywide Asset-Backed Certificates
2.617% due 12/25/2046 •		$13,207	12,083
2.617% due 06/25/2047 ^•		1,483	1,340
2.647% due 03/25/2037 •		1,423	1,370
2.677% due 06/25/2047 •		9,609	8,558
Countrywide Asset-Backed Certificates Trust 3.227% due 11/25/2035 •		4,008	4,013
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		8	1,342
Fremont Home Loan Trust 2.627% due 01/25/2037 •		14,124	7,900
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	362
Home Equity Mortgage Loan Asset-Backed Trust 2.637% due 07/25/2037 •		$3,068	2,088
HSI Asset Securitization Corp. Trust 0.000% due 10/25/2036 (b)(h)		3,124	1,176
Lehman XS Trust 6.290% due 06/24/2046 Ø		2,626	2,600
Long Beach Mortgage Loan Trust 2.777% due 01/25/2036 •		4,417	4,124
Merrill Lynch Mortgage Investors Trust 2.637% due 04/25/2037 •		519	310
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		653	442
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,273
SLM Student Loan Trust 0.000% due 01/25/2042 «(h)		4	2,642
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,344
0.000% due 10/15/2048 «(h)		1	1,012
SoFi Consumer Loan Program LLC 0.000% due 11/25/2026 «(h)		46	3,176
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	2,019
0.000% due 07/25/2040 «(h)		21	1,127
0.000% due 09/25/2040 (h)		1,758	1,079
South Coast Funding Ltd. 3.297% due 08/10/2038 •		12,179	2,378
Taberna Preferred Funding Ltd.
3.068% due 07/05/2035 •		3,330	3,163
3.093% due 12/05/2036 •		5,067	4,560
3.113% due 08/05/2036 •		340	309
3.113% due 08/05/2036 ^•		6,706	6,102
Total Asset-Backed Securities (Cost $117,815)			115,903

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	200	163
3.380% due 12/31/2038 Ø		3,270	1,915
5.250% due 01/15/2028		200	149
6.250% due 11/09/2047		100	74
7.820% due 12/31/2033		9,789	8,266
40.244% (BADLARPP) due 10/04/2022 ~	ARS	58	2
48.175% (BADLARPP + 3.250%) due 03/01/2020 ~		1,200	25
50.249% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		63,722	1,214
70.354% due 06/21/2020 ~(a)		69,188	1,560
Autonomous City of Buenos Aires Argentina 0.000% due 03/29/2024 •		199,019	3,401
Autonomous Community of Catalonia 4.900% due 09/15/2021	EUR	1,500	1,818
Export-Credit Bank of Turkey 8.250% due 01/24/2024		$200	200

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

Kazakhstan Government International Bond 2.375% due 11/09/2028	EUR	100	117
Peru Government International Bond
5.700% due 08/12/2024	PEN	28	9
5.940% due 02/12/2029		2,505	802
6.350% due 08/12/2028		5,732	1,890
6.950% due 08/12/2031		238	81
8.200% due 08/12/2026		433	158
Provincia de Buenos Aires 0.000% due 04/12/2025 ~	ARS	249,000	4,142
Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	101
4.625% due 03/31/2025		1,700	1,842
5.200% due 02/16/2026		600	658
7.625% due 04/26/2029 (n)		$1,900	1,853
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		248	73
8.250% due 10/13/2024 ^(e)		28	8
9.250% due 09/15/2027 ^(e)		315	100
Total Sovereign Issues (Cost $42,020)			30,621

		SHARES
COMMON STOCKS 1.4%

CONSUMER DISCRETIONARY 0.8%

Caesars Entertainment Corp. (f)		486,164	4,551

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)		21,825	66

FINANCIALS 0.5%

Ardonagh Group Ltd. «(l)		2,072,442	3,175

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC		53,248	825
Total Common Stocks (Cost $10,749)			8,617

WARRANTS 0.1%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «		819,000	801
Total Warrants (Cost $0)			801

PREFERRED SECURITIES 4.3%

BANKING & FINANCE 1.2%

Nationwide Building Society 10.250% ~		35,500	6,921

INDUSTRIALS 3.1%

Sequa Corp. 9.000% «		18,025	18,906
Total Preferred Securities (Cost $22,104)			25,827

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.		423,584	9,658
Total Real Estate Investment Trusts (Cost $5,525)			9,658

SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS (m) 2.5%			15,472

		PRINCIPAL AMOUNT (000s)
ARGENTINA TREASURY BILLS 0.0%

61.000% due 07/19/2019 (g)(h)	ARS	7,361	163

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

U.S. TREASURY BILLS 0.1%

2.417% due 07/05/2019 (h)(i)(q)	$519	517
Total Short-Term Instruments (Cost $16,149)		16,152
Total Investments in Securities (Cost $757,421)		772,783
Total Investments 127.0% (Cost $757,421)		$772,783

Financial Derivative Instruments (o)(p) 0.2% (Cost or Premiums, net $14,664)		1,263
Auction Rate Preferred Shares (15.2)%		(92,450)
Other Assets and Liabilities, net (12.0)%		(73,042)
Net Assets Applicable to Common Shareholders 100.0%		$608,554

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Ardonagh Group Ltd.	04/02/2015 – 07/20/2017	$2,776	$3,175	0.52%
Forbes Energy Services Ltd.	10/09/2014 – 12/03/2014	944	66	0.01
		$3,720	$3,241	0.53%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	04/30/2019	05/01/2019	$2,172	U.S. Treasury Notes 2.750% due 11/30/2020	$(2,219)	$2,172	$2,172
MBC	2.950	04/30/2019	05/01/2019	13,300	U.S. Treasury Notes 2.625% due 08/31/2020	(13,732)	13,300	13,301
Total Repurchase Agreements						$(15,951)	$15,472	$15,473

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(1.000)%	03/11/2019	TBD(3)		$(685)	$(684)
	1.650	04/30/2019	TBD(3)		(1,268)	(1,268)
BPS	(0.350)	03/29/2019	05/14/2019	EUR	(155)	(173)
	(0.150)	02/14/2019	05/14/2019		(197)	(221)
	3.050	04/11/2019	05/10/2019		$(1,670)	(1,673)
CIW	2.780	04/05/2019	05/03/2019		(3,511)	(3,518)
	2.780	04/12/2019	05/10/2019		(3,082)	(3,087)
FOB	2.750	04/08/2019	05/08/2019		(4,401)	(4,409)
JML	(0.320)	03/04/2019	06/04/2019	EUR	(3,523)	(3,949)
	(0.300)	02/14/2019	05/14/2019		(261)	(293)
	0.900	02/14/2019	05/14/2019	GBP	(1,082)	(1,413)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

	0.950	02/14/2019	05/14/2019	(7,945)	(10,381)
	0.950	03/04/2019	06/04/2019	(179)	(234)
	3.050	12/21/2018	TBD(3)	$(7,987)	(8,076)
MEI	2.900	04/18/2019	05/17/2019	(1,587)	(1,589)
NOM	3.000	04/15/2019	05/14/2019	(5,336)	(5,343)
	3.000	04/22/2019	05/22/2019	(6,653)	(6,658)
RBC	3.280	02/07/2019	08/07/2019	(5,990)	(6,035)
RDR	2.700	04/15/2019	05/16/2019	(3,719)	(3,724)
RTA	3.180	02/20/2019	05/20/2019	(1,975)	(1,987)
SOG	3.150	04/10/2019	07/10/2019	(5,070)	(5,079)
UBS	2.780	04/09/2019	07/09/2019	(5,719)	(5,729)
	2.800	03/11/2019	06/11/2019	(6,377)	(6,402)
	3.150	03/04/2019	06/04/2019	(2,720)	(2,734)
	3.230	02/14/2019	05/14/2019	(4,671)	(4,703)
Total Reverse Repurchase Agreements					$(89,362)

(n)	Securities with an aggregate market value of $101,432 have been pledged as collateral under the terms of master agreements as of April 30, 2019.

(1)	Includes accrued interest.

(2)	The average amount of borrowings outstanding during the period ended April 30, 2019 was $(71,806) at a weighted average interest rate of 2.608%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	17.553%	$6,500	$(215)	$(543)	$(758)	$9	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.821	600	(34)	39	5	2	0
						$(249)	$(504)	$(753)	$11	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$4,700	$306	$79	$385	$1	$0

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023		$16,800	$(140)	$571	$431	$20	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(4,784)	4,308	242	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(1,403)	(136)	50	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	105	448	111	0
Pay(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		22,000	468	483	951	53	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	38,093	31,520	1,179	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		282,700	10,905	838	11,743	0	(1,544)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		17,000	0	(1,102)	(1,102)	0	(99)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	12,900	185	(83)	102	1	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		8,100	201	417	618	0	(1)
Receive	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	2,100	(5)	(103)	(108)	6	0
Receive	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		13,100	(116)	(129)	(245)	35	0
Receive	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	25,900	(184)	(161)	(345)	139	0
Receive	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		900	14	(11)	3	9	0
							$15,457	$32,731	$48,188	$1,845	$(1,644)
Total Swap Agreements							$15,514	$32,306	$47,820	$1,857	$(1,644)

Cash of $12,466 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2019.

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability
BOA	05/2019	EUR	47,675		$53,795	$324	$0
BPS	05/2019	ARS	25,762		555	0	(20)
	06/2019		$363	ARS	17,634	2	0
	07/2019		708		34,590	0	(26)
BRC	05/2019		5,924	MXN	113,206	36	0
CBK	05/2019	EUR	1,061		$1,202	12	0
	05/2019		$976	EUR	872	4	(2)
	05/2019		54,883	GBP	42,505	547	0
	06/2019	GBP	42,505		$54,975	0	(549)
GLM	05/2019	ARS	115,876		2,529	0	(59)
	05/2019	RUB	405,142		6,241	0	(14)
	05/2019		$478	EUR	422	0	(5)
	05/2019		6,103	RUB	405,142	152	0
	06/2019		80	ARS	3,873	0	0
	07/2019	PEN	3,236		$978	2	0
	08/2019		$6,163	RUB	405,142	15	0
HUS	05/2019	ARS	194,622		$4,203	1	(75)
	05/2019		$554	ARS	24,386	0	(14)
JPM	05/2019	EUR	1,159		$1,302	3	0
	05/2019		$2,778	EUR	2,461	0	(18)
	05/2019		1,483	GBP	1,129	0	(11)
MSB	05/2019	BRL	946		$239	0	(2)
	05/2019		$240	BRL	946	1	0
SCX	05/2019	GBP	43,634		$57,854	952	0
	05/2019		$329	EUR	292	0	(1)
UAG	05/2019		51,617		46,311	325	0
	06/2019	EUR	46,311		$51,758	0	(328)
Total Forward Foreign Currency Contracts						$2,376	$(1,124)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

									Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.091%	$1,000	$(195)	$141	$0	$(54)
GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.579	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.972	100	(16)	16	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.091	1,400	(278)	202	0	(76)
HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.579	40	(6)	6	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.091	1,700	(353)	261	0	(92)
							$(849)	$627	$0	$(222)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

										Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	$200	$(1)	$13	$12	$0

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	06/20/2019	100	(0)	8	8	0
								$(1)	$21	$20	$0
Total Swap Agreements								$(850)	$648	$20	$(222)

(q)	Securities with an aggregate market value of $190 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2019.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices' credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of April 30, 2019 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$37,164	$1,881	$39,045
Corporate Bonds & Notes
Banking & Finance	0	156,408	0	156,408
Industrials	0	135,152	295	135,447
Utilities	0	54,476	0	54,476
Convertible Bonds & Notes
Industrials	0	4,708	0	4,708
Municipal Bonds & Notes
California	0	7,303	0	7,303
Illinois	0	398	0	398
Ohio	0	23,465	0	23,465
Virginia	0	768	0	768
West Virginia	0	14,819	0	14,819
U.S. Government Agencies	0	12,525	5,201	17,726
Non-Agency Mortgage-Backed Securities	0	110,641	0	110,641
Asset-Backed Securities	0	100,635	15,268	115,903
Sovereign Issues	0	30,621	0	30,621
Common Stocks
Consumer Discretionary	4,551	0	0	4,551
Energy	0	66	0	66
Financials	0	0	3,175	3,175
Industrials	0	0	825	825
Warrants
Industrials	0	0	801	801
Preferred Securities
Banking & Finance	0	6,921	0	6,921
Industrials	0	0	18,906	18,906
Real Estate Investment Trusts
Real Estate	9,658	0	0	9,658
Short-Term Instruments
Repurchase Agreements	0	15,472	0	15,472
Argentina Treasury Bills	0	163	0	163
U.S. Treasury Bills	0	517	0	517
Total Investments	$14,209	$712,222	$46,352	$772,783

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,857	0	1,857
Over the counter	0	2,396	0	2,396
	$0	$4,253	$0	$4,253
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,644)	0	(1,644)
Over the counter	0	(1,346)	0	(1,346)
	$0	$(2,990)	$0	$(2,990)

Total Financial Derivative Instruments	$0	$1,263	$0	$1,263
Totals	$14,209	$713,485	$46,352	$774,046

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2019:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$569	$1,769	$(153)	$(1)	$2	$7	$0	$(312)	$1,881	$13
Corporate Bonds & Notes
Industrials	745	0	(3)	2	0	(2)	0	(447)	295	6
U.S. Government Agencies	5,201	0	(69)	89	25	(45)	0	0	5,201	(46)
Asset-Backed Securities	9,324	11,501	0	69	0	(2,528)	0	(3,098)	15,268	(1,956)
Common Stocks
Financials	3,264	0	0	0	0	(89)	0	0	3,175	(89)
Industrials	0	825	0	0	0	0	0	0	825	0
Warrants
Industrials	205	0	0	0	0	596	0	0	801	596
Preferred Securities
Industrials	15,300	792	0	0	0	2,814	0	0	18,906	2,815
Totals	$34,608	$14,887	$(225)	$159	$27	$753	$0	$(3,857)	$46,352	$1,339

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$100	Proxy Pricing	Base Price		100.212
	1,781	Third Party Vendor	Broker Quote		95.000 - 101.000
Corporate Bonds & Notes
Industrials	295	Reference Instrument	Yield		9.500
U.S. Government Agencies	5,201	Proxy Pricing	Base Price		60.540
Asset-Backed Securities	15,268	Proxy Pricing	Base Price		0.010 - 102,450.890
Common Stocks
Financials	3,175	Fundamental Valuation	Company Equity Value	GBP	861,000.000
Industrials	825	Indicative Market Quotation	Broker Quote		$15.500
Warrants
Industrials	801	Other Valuation Techniques(2)	-		—
Preferred Securities
Industrials	18,906	Fundamental Valuation	Company Equity Value		$721,549,176.530
Total	$46,352

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	RTA	RBC (Barbados) Trading Bank Corp.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	MEI	Merrill Lynch International	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CDX.HY	Credit Derivatives Index - High Yield	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate